                                                                   EXHIBIT 10.21

                               A G R E E M E N T

     This Agreement (this "Agreement") is entered into as of April 13, 1999, (the "Effective Date") by and between DIAMOND MULTIMEDIA SYSTEMS, INC., a Delaware corporation with principal offices at 2880 Junction Avenue, San Jose, California 95134 (hereinafter "Diamond"), and AUDIBLE, INC., a Delaware corporation with principal offices at 65 Willowbrook Boulevard, Wayne, New Jersey 07470 (hereinafter "Audible").

     WHEREAS, Audible(TM) is the creator and provider of an Internet-based service that permits customers to use a computer with an Internet browser to select and download spoken word audio files consisting of licensed and original literary, business, and entertainment works and other types of spoken word information in a secure Audible-proprietary file format, via the World Wide Web (currently using the URL "http://www.audible.com"(TM)), and to play back such content using Audible's proprietary software by means of a personal computer, an audio-capable personal digital assistant and/or a portable audio devices;

     WHEREAS, Diamond is the developer and owner of certain Internet audio MP3-compatible hardware products, including the Rio family of portable audio players, and wishes the Rio II portable audio player and follow-on hardware products thereto to be AudibleReady, as defined below;

     WHEREAS, Audible and Diamond both believe it is in their best interests to enable Audible content on Diamond hardware products and, for that purpose, desire to undertake certain development work with respect to achieving the goal of making the Rio Products AudibleReady and Audible's client software compatible with the Rio Products, pursuant to the terms and conditions of this Agreement;

     WHEREAS, Diamond desires to license such developments from Audible for the purpose of allowing users of the Rio Products to access and play audio content available through Audible, pursuant to the terms and conditions of this Agreement; and

     WHEREAS, in furtherance of the work described above, Audible and Diamond both desire to engage in certain promotion and marketing efforts with respect to both Audible's services and the Rio Products, pursuant to the terms and conditions of this Agreement.

     NOW THEREFORE, in consideration of the premises stated above, the mutual covenants of the parties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

I.   DEFINITIONS
     -----------

     For purposes of this Agreement, in addition to the capitalized terms defined elsewhere herein, the following terms shall have the meanings described below:

1.1  Affiliate means (a) an entity that controls, is controlled by, or is under
     ---------
common control with a party; or (b) an entity that shall purchase or succeed to all or substantially all of the assets of that party. "Control" means ownership, directly or indirectly, of more than fifty percent (50%) of the outstanding shares or securities (representing the right to vote for the election of directors
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or other managing authority), or if the entity does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, "control" means more than fifty percent (50%) of the ownership interest representing the right to make the decisions for such corporation, company or other entity. A corporation, company or other entity shall be deemed to be an Affiliate only so long as such control.

1.2  Anticipated Launch Date means the date on which it is anticipated that the
     -----------------------
first commercial version of the Rio II will be released, as established by Diamond from time to time. As of the Effective Date, the Anticipated Launch Date is [***].

1.3  Audible Development Work means the software development work to be
     ------------------------
performed by Audible and its agents, as defined in Section 2.2 of this Agreement.

1.4  Audible Firmware means the computer software to be provided by Audible to
     ----------------
Diamond, in either source or object code, under this Agreement and which consists of (i) the CODEC, (ii) a security module with various components designed to ensure that the Rio Products handle Content in compliance with Audible's security policies as determined by Audible and (iii) a Content interpretation and navigation module, and any upgrades, enhancements and modifications to any of the above from time to time either provided by Audible to Diamond or developed by Diamond with the permission of Audible.

1.5  Audible Software means the modified version of the Client Software to be
     ----------------
developed by Audible under Section 2 of this Agreement, for use with the Rio II and other Rio Products, and any updates, upgrades, and enhancements thereto and new versions thereof provided to users of Rio Products..

1.6  audible.com means the Internet-based service controlled or sponsored by
     -----------
Audible which permits customers to use a computer with an Internet browser to select, download and license copies of Content, for pay, in an Audible-proprietary file format, via a World Wide Web site currently using the URL "http://www.audible.com"(TM)

1.7  AudibleReady means the brand adopted by Audible, as it may be changed from
     ------------
time to time, to signify that designated equipment and/or software is enabled for access to, downloading and playback of Audible's Content.
                         -

1.8  Client Software means Audible's proprietary "AudibleManager" software, that
     ---------------
is used as of the Effective Date to download and playback Content and transfer the Content to the portable device.

1.9  CODEC means a decompression algorithm provided by Audible to Diamond
     -----
hereunder, that is used to enable compatible computing and/or hardware devices to playback Content, and any replacement algorithm selected by mutual agreement of the parties.

1.10 Content means spoken word audio content that is either licensed by Audible
     -------
from third parties or produced by or on behalf of Audible (e.g., literary, business, and entertainment works,


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*** Confidential information has been omitted and filed separately with the
Securities and Exchange Commission.

and other types of spoken word content), which content is encoded into Audible's file format and is accessible for playback using the then-current Audible decoder(s).

1.11  Diamond Development Work means the software development work to be
      ------------------------
performed by Diamond and its agents, as defined in Section 2.5 of this Agreement.

1.12  Integration means the combination during the Term of a version of the
      -----------
Audible Firmware (or such other security algorithm as agreed to by the parties) with the Rio II and other Rio Products, as a core, embedded component thereof, for distribution by Diamond as part of such Rio Products to enable access to and downloading of Content by Rio Product users, as permitted under this Agreement. "Integrated" means that the Diamond Product in question has been enabled to access and download Content as a core, embedded component of the product.

1.13  Intellectual Property means any copyright, patent, registered design,
      ---------------------
copyright, design right, topography right, rights in mask works, trade mark, service mark, application to register any of the aforementioned rights, rights in the nature of any of the aforementioned rights, moral rights, trade secrets, rights in unpatented know-how, right of confidence and any other intellectual or industrial property rights of any nature whatsoever recognized in any part of the world.

1.14  Manager shall mean a person in the management chain of the applicable
      -------
party who is a senior executive in terms of responsibility, and who is familiar with the administration of this Agreement.

1.15  Rio Products means Diamond's family of portable hardware devices released
      ------------
by Diamond during the Term for playback of audio content via the Internet, including content in MP3 format, that Diamond will develop, commencing with the Rio II product, and any follow-on products thereto, whether such products are branded with the trademark "RIO" or with other names.

1.16  Rio II means the next major release of the Diamond Rio Internet mobile
      ------
audio device currently scheduled for commercial availability by the Anticipated Launch Date.

1.17  Term means the period described in Section 14, herein, commencing on the
      ----
Effective Date and including any renewals and extensions of this Agreement.

2.    DEVELOPMENT AND INTEGRATION OF PRODUCTS
      ----------------------------------------

      2.1  Audible's Commitment.  Subject to the terms of this Agreement,
           --------------------
including without limitation, the fulfillment by Diamond of its obligations under this Agreement, Audible hereby agrees to perform the Audible Development Work as described in Section 2.2.

      2.2  Audible Development Work.
           ------------------------

           (a) Development of Audible Software.  Audible, with the assistance of
               -------------------------------
Diamond as reasonably requested by Audible, shall exercise its reasonable best efforts to develop Audible Software for use with the Rio II. The Audible Software, when used with the Rio II and


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*** Confidential information has been omitted and filed separately with the
Securities and Exchange Commission.

other required user interface elements, will be designed to facilitate (i) the downloading of Content from audible.com by users of the Rio II who register with audible.com directly or indirectly through a Diamond portal, and (ii) transfer of Content to the Rio II for portable playback of Content. Audible agrees to commit the necessary resources and management involvement to support this project and to accomplish the objectives of the project. Audible and Diamond shall agree in good faith, after the release of the AudibleReady Rio II product, with respect to further development of the Audible Software required to make follow-on Rio Products AudibleReady pursuant to the terms of this Agreement.

          (b) Modification of Audible Firmware. Audible, with the assistance of
              --------------------------------
Diamond as reasonably requested by Audible, shall exercise its reasonable best efforts to develop and deliver to Diamond modifications to the Audible Firmware for the successful Integration with the Rio II. Delivery of the Audible Firmware shall be pursuant to a schedule mutually agreed by the parties, taking into account the Anticipated Launch Date. Audible agrees to commit the necessary resources and management involvement to support this project and to accomplish the objectives of the project. Audible and Diamond shall agree in good faith, after the release of the AudibleReady Rio II product, with respect to further modifications to the Audible Firmware required to make follow-on Rio Products AudibleReady pursuant to the terms of this Agreement.. Audible does not warrant that the Audible Development Work will permit the successful Integration with the Rio Products.

          (c) Specifications.  The Audible Development Work will be conducted in
              --------------
accordance with such technical specifications as may be determined by Audible, in its reasonable discretion, with the assistance of Diamond as reasonably requested by Audible. Audible's obligation to complete the Audible Development Work and permit Integration is subject to the ability of the Integrated product to permit the offering of Content by means of the Audible Software on a secured, per program and subscription basis as currently done by Audible with its MobilePlayer, and the availability to Rio Products users of substantially all of Audible's on-device navigation features and functionality. Audible agrees to exercise its reasonable best efforts to develop the Audible Software in a manner that provides for as smooth experience as possible for the user with respect to account creation with audible.com and downloading of Audible Content Bundles as described in Section 6 below.

          (d) Non-Exclusivity.  The Audible Development Work will be performed
              ---------------
by Audible on a non-exclusive basis and shall not affect the right of Audible to perform research, development and integration efforts for others or on its own behalf with respect to the same or similar technologies as are the subject of this Agreement.

          (e) Use of Development Work.  Notwithstanding any other provision of
              -----------------------
this Agreement, Audible shall have the right to use, reproduce, modify and distribute, in its discretion, the Audible Development Work (and any portion thereof), and any deliverables to Diamond in connection therewith, and to use, make, license and sell products based thereon, during and after the Term of this Agreement. This shall include the right to permit the installation of Audible Software and Audible Firmware or any portion thereof as part of an OEM product or an after-market product for Windows-based personal computers, audio-capable


________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

personal digital assistants, and portable audio devices. This Agreement does not grant to Diamond any right or interest in and to any future developments by or on behalf of Audible or any new products and services offered by Audible, except as expressly provided in this Agreement

     2.3  Diamond's Obligations Regarding Audible Development Work.  Diamond
          --------------------------------------------------------
agrees reasonably to cooperate with Audible in furtherance of successfully completing the Audible Development Work. As part of this, Diamond agrees to promptly provide to Audible, [***]:

          (a) Access and Assistance.  Such access to Diamond's personnel and
              ---------------------
other resources as Audible may reasonably request in connection with the performance of the Audible Development Work, including without limitation, such design, technical assistance, development tools, application program interfaces ("APIs") and software (in source code and object code format, as appropriate) as are necessary or desirable to enable Audible to perform the Audible Development Work, and make the Audible Software interoperate with the Rio II; and

          (b) Prototypes and Production Models.  To the extent available,
              --------------------------------
development environments, prototypes and production models of the Rio II as necessary to implement the Audible Development Work. In the event Diamond does not have available such hardware, Audible may purchase such hardware as is needed and the cost thereof shall be paid by Diamond.

     2.4  Diamond's Commitment.  Subject to the terms of this Agreement,
          --------------------
including without limitation, the fulfillment by Audible of its covenants under this Section 2, Diamond hereby agrees to perform the Diamond Development Work as described in Section 2.5.

     2.5  Diamond Development Work.
          ------------------------

          (a) Diamond Development Work.  Diamond, with the assistance of Audible
              ------------------------
     as reasonably requested by Diamond, shall exercise its reasonable best efforts to Integrate the Audible Firmware as stated above with the Rio II and to allow users of the Rio II to playback Content. Diamond agrees to commit the necessary resources and management involvement to support the Diamond Development Work and to accomplish the objectives of the project. Diamond and Audible shall agree in good faith, after the release of the AudibleReady Rio II product, with respect to further Diamond Development Work required to make follow-on Rio Products AudibleReady pursuant to the terms of this Agreement. Diamond shall not modify the Audible Firmware for any purpose except with the prior written approval of Audible.

          (b) Specifications.  The Diamond Development Work will be conducted in
              --------------
     accordance with such technical specifications as may be determined by Diamond, in its reasonable discretion, with the approval of Audible which shall not be unreasonably denied. Such specifications shall provide that the Rio II will incorporate the Audible Firmware, and will be compatible with, and able to interoperate with, the Audible Software, and enable playback of the Content.


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*** Confidential information has been omitted and filed separately with the
Securities and Exchange Commission.

          (c) Audible's Obligations Regarding Diamond Development Work.  Audible
              --------------------------------------------------------
     agrees reasonably to cooperate with Diamond in furtherance of successfully completing the Diamond Development Work. As part of this, Audible agrees to promptly provide to Diamond, [***], such access to Audible's personnel and other resources as Diamond may reasonably request in connection with the performance of the Diamond Development Work, including without limitation, such design, technical assistance, development tools, and software [***] as are necessary or desirable to enable Diamond to perform the Diamond Development Work and make the Audible Software and the Audible Firmware interoperate with the Rio II.

          (d) Non-Exclusivity.  The Diamond Development Work will be performed
              ---------------
     by Diamond on a non-exclusive basis and shall not affect the right of Diamond to perform research, development and integration efforts for others or on its own behalf with respect to the same or similar technologies as are the subject of this Agreement.

          (e) Updates.  Diamond and Audible, with each other's assistance  as
              --------
     reasonably requested by the other party, shall exercise its reasonable best efforts to Integrate updates, fixes and enhancements to the Audible Firmware, the Audible Software, the Rio Products and the OEM Rio Products as defined below, with the approval of the party whose technology it is, for purposes of maintaining the security features of the Audible Firmware, and correcting any material errors and bugs affecting any major functionality of the Audible Software, the Integrated Rio Products and OEM Rio Products with Audible technology, as such errors and fixes are documented by instances of data loss or product malfunction..

     2.6  Representatives; Meetings.  Each party hereby agrees to have at least
          -------------------------
one Manager designated as the primary contact person on its behalf for matters relating to this Agreement and its implementation. Each party hereby further agrees that, through the end of [***], they will endeavor in good faith to have once a week a conference call, and monthly a meeting, with the joint technical and business personnel of the parties to discuss the progress of the development work and technical and business issues presented by this Agreement. Thereafter, upon the written request of the other party, the parties will make reasonable efforts to meet, at a mutually agreeable times and locations, to confidentially discuss the progress of work under this Agreement, product trends, implementation issues, areas of collaboration, and other related issues. [***]. Each party further agrees to provide the other with periodic reports regarding the progress of work under this Agreement.

     2.7  Implementation Schedule.  The Audible Development Work and the Diamond
          -----------------------
Development Work shall be implemented promptly and diligently in accordance with an implementation schedule to be mutually agreed upon by the parties, taking into account the Anticipated Launch Date, which schedule shall become a part of this Agreement upon approval by the parties. Both parties recognize that time is of the essence to this Agreement with respect to the development work that needs to be performed by the Anticipated Launch Date and, as it respects their own development work, the parties agree to exercise their best efforts to permit the Integrated Rio II that is AudibleReady to be available on the Anticipated Launch Date.



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*** Confidential information has been omitted and filed separately with the
Securities and Exchange Commission.

     2.8   Development Costs. [***].
           -----------------

     2.9   Review Rights.  Each party will have the right, in its reasonable
           -------------
discretion, to conduct technical reviews of the progress of the other party's performance of its development work at the facilities of the other party and at such other locations where any part of the work may be performed. Each party will provide reasonable cooperation to the other in performing such reviews, including without limitation, providing that party with access to all work in progress, documents and other materials, as reasonably requested by the reviewing party. Each party may perform such reviews at a mutually agreeable time and date during normal business hours at the location where the work is being performed by providing the other with advance written notice. In performing such reviews, each party shall not unduly interfere with the operation of the other's business activities, and shall comply with the other party's reasonable safety and security policies and procedures. Diamond hereby agrees to provide to Audible or its designee the opportunity to review in detail, prior to release, the code of the Integrated Rio II for purposes of determining compliance with Audible's security and functional requirements.

     2.10  Testing
           -------

           (a) Goals of Testing.  The parties agree to cooperate with each other
               ----------------
     in the testing of the Audible Software and the Integrated Rio II, for the purposes of determining that: (i) the Audible Firmware has been successfully Integrated into the Rio II; (ii) the Audible Software and the Rio II are compatible, interoperable and able to interface with each other and with Content; (iii) when used with other necessary hardware, software and interfaces (if any), the Audible Software and the Rio II are compatible, interoperable and able to interface with audible.com; (iv) the use of the Audible Software in combination with the Rio II preserves the functionality of the Rio II without materially degrading its performance (as described in the applicable specifications); and (v) the use of the Rio II in combination with the Audible Software preserves the functionality of the Audible Software without materially degrading its performance (as described in the applicable specifications) (the foregoing, collectively, constituting "Testing").

           (b) Testing Procedures.  Testing and acceptance of the development
               ------------------
     work and resulting products of the parties shall occur in accordance with such testing plan(s), procedures and schedule(s) as are mutually agreed to by the parties. In the event defects in the form of non-conformities with the Testing specifications are discovered during the implementation of the acceptance plan(s), each party shall exercise prompt and reasonable efforts to correct and remediate the defect(s), and subsequently thereto the acceptance plan(s) shall continue. Neither shall unreasonably withhold or delay its approval of the Testing and the development work.

           (c) Third Party Components.  Notwithstanding any provision of this
               ----------------------
     Agreement to the contrary, neither party shall be responsible for the manufacture or performance or failure to perform of hardware, software or other components provided by third parties and which are used in connection with the operation of that party's products or services, or for errors or omissions of the other party's employees and agents.


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*** Confidential information has been omitted and filed separately with the
Securities and Exchange Commission.

     2.11  [***].

3.   PRODUCT BRANDING AND INTEGRATION OBLIGATIONS
     --------------------------------------------

     3.1  By Audible.
          ----------

          (a) Branding.  Audible agrees that, at Diamond's request, it will
              --------
     incorporate appropriate Diamond/Rio II branding into the Audible Software, thereby creating a co-branded version of the software for the exclusive use of customers of the Integrated Rio II product. Such Diamond/Rio II branding shall be subject to Diamond's supplying Audible with high-resolution digital artwork, logos, and other materials, in appropriate formats, which Diamond desires to be incorporated into the software. The placement, form and format of any such branding shall be as mutually agreed upon by the parties. Nothing herein is intended to preclude Audible from doing any other type of branding on its products and services. In addition, Audible agrees to feature prominently the Rio II product on audible.com by means of placements, banners or other ways that the parties mutually agree to. The web site shall refer visitors to audible.com who are interested in acquiring Rio Products back to a Diamond web site. Diamond shall develop a system for tracking visits to its web sites which are triggered by a referral from audible.com.

          (b) Further Development.  Audible agrees that, for as long as Diamond
              -------------------
     is in compliance with the terms of this Agreement, it shall exercise reasonable commercial efforts to update, upgrade, and modify the Audible Software so as to make it interoperable and compatible with follow-on Rio Products which are manufactured by or for Diamond pursuant to technical specifications to be agreed to by the parties

     3.2  By Diamond.
          ----------

          (a) Branding and Integration.  Diamond agrees that, commencing with
              ------------------------
     the Rio II product release, by the Anticipated Launch Date it will Integrate the Rio Products to make them AudibleReady, and will prominently brand the Rio Products with the AudibleReady logo (which logo will be provided by Audible to Diamond) on (i) the Rio II units (as described below), (ii) the box in which the Rio II is distributed, (iii) Diamond's in-box materials (e.g., manuals, user guides, inserts, etc.), and (iv) as appropriate, Rio II-related marketing materials (e.g., print advertising, Diamond's web site, banner advertisements). The placement, form and format of such branding shall be as mutually agreed upon by the parties; however, Diamond agrees that it shall include the AudibleReady logo [***] such branding shall be legible and reasonably easy to distinguish. The mutually agreed-upon placement, form and format of the AudibleReady logo to be included on the Rio II shall be attached to this Agreement as an Exhibit within 15 days of the Effective Date of this Agreement. Nothing herein is intended to preclude Diamond from doing any other type of branding on its products. To the extent that, notwithstanding the parties' development efforts in accordance with Section 2 above, the Rio II cannot be Integrated by the Anticipated Launch Date, the parties hereby agree to continue to work in



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*** Confidential information has been omitted and filed separately with the
Securities and Exchange Commission.

     good faith to Integrate the Rio Products as promptly as possible, subject to Audible's rights under Section 12.2(a).

          (b) Further Development.  Diamond agrees that, for as long as Audible
              -------------------
     is in compliance with the terms of this Agreement, it shall exercise reasonable commercial efforts to Integrate the Rio Products that follow the Rio II in order to enable access by users to audible.com and downloading of the Content using the Rio Products, pursuant to technical specifications to be agreed to by the parties.

     3.3  Diamond's OEM Obligations.  In the event that OEM products based on or
          -------------------------
derived from Diamond Rio Products (the "OEM Rio Products") are to be authorized by Diamond, Diamond agrees to use its good faith efforts to promote and seek to Integrate Audible technology and AudibleReady branding in such products, and to participate in Audible co-marketing programs with respect to such products.
Such efforts will include, without limitation, introducing Audible to existing and prospective OEMs of Diamond. Audible acknowledges and agrees that the decision whether to include Audible technology, AudibleReady branding and to participate in Audible co-marketing programs will be in the reasonable discretion of Diamond and its OEMs. Third party OEMs Integrating Audible's technology in their products must receive the necessary Intellectual Property licenses directly from Audible. [***].

4.   DISTRIBUTION AND INSTALLATION OF THE AUDIBLE SOFTWARE.
     -----------------------------------------------------

     4.1  Provision of the Audible Software.  Subject to Diamond's compliance of
          ---------------------------------
its obligations under Section 2 above, Audible hereby agrees to provide Diamond with a master copy of the Audible Software prior to the Anticipated Launch Date to enable the Content on the Rio II.


     4.2  Distribution By Diamond. Commencing with the first commercial release
          -----------------------
of the Rio II, Diamond hereby agrees to make its best reasonable efforts to ship the Integrated Rio II, with a copy of the Audible Software in-box with each unit shipped to Diamond's distributors and customers. Diamond agrees to pay for the cost of making the required copies of the Audible Software for such purposes. Diamond further agrees to make its best reasonable efforts during the Term, for as long as the Audible Software meets Diamond's reasonable quality criteria, to distribute a version of the Audible Software as a core component of future releases and natural upgrade path(s) of the Rio Products, subject to Diamond's right to discontinue the product.

     4.3  Installation of the Audible Software.  With respect to copies of the
          ------------------------------------
Audible Software distributed by Diamond with Integrated Rio products, Diamond agrees that, as part of the initial software installation process for the Rio II, the Audible Software and registration with audible.com will be a default part of the installation process which may be deselected at the end user's option.



________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

5.   GRANT OF LICENSES
     -----------------

     5.1  License to Audible Software.
          ---------------------------

          (a) Subject to the terms and conditions of this Agreement, Audible hereby grants to Diamond a [***] license to use, reproduce, and make, or have others make for it, one or more copies of the Audible Software in object code form only, solely to:

               (i) Distribute a copy of the Audible Software in connection with the sale of Integrated Rio Products to end users, pursuant to non-exclusive sublicenses thereof, solely for the purpose of the end users' personal use of the Integrated Rio Products, solely to play Content using the Integrated Rio Products, and not for redistribution;

               (ii) Distribute a copy of the Audible Software to OEMs for further distribution as part of the sale of OEM Rio Products to end users or on a standalone basis, pursuant to non-exclusive sublicenses thereof, solely for the purpose of the end users' personal use, and solely to play Content using the OEM Rio Products, and not for redistribution;

               (iii) Distribute a copy of the Audible Software to end users on a standalone basis, pursuant to non-exclusive sublicenses thereof, solely for the purpose of the end users' personal use, and solely to play Content.

               (iv) Implement Diamond's marketing and promotion obligations under this Agreement; and

               (v) Provide support to recipients of the Integrated Rio Products from Diamond and OEM Rio Products that include Audible technology as permitted above.

          (b) Scope of Use of Audible Software.  No right to modify the Audible
              --------------------------------
     Software or to use or receive any software created by Audible for a third party is granted to Diamond hereunder. In addition, Diamond shall not, and shall not permit any third party to, modify, translate, decompile, nor create or attempt to create, by reverse engineering or otherwise, the source code from any object code supplied hereunder, or adapt the Audible Software in any way or use it to create a derivative work. Portions of the Audible Software may not be used independently of the Audible Software, but only in connection with enabling the Integrated Rio Products, OEM Rio Products and personal computers to access and download Content. Any right not expressly granted to Diamond by this Agreement is hereby expressly reserved by Audible. No identifying marks, copyright or proprietary right notices may be deleted from any copy of the Audible Software or from any portion thereof. Diamond shall not make to any recipient of the Audible Software any warranty or representation regarding the Audible Software or Audible's products and/or services which does not comport with Audible's written representations to users of its products and services, unless such warranties and


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*** Confidential information has been omitted and filed separately with the
Securities and Exchange Commission.

     representations have been approved in writing in advance by Audible after review thereof. All rights not expressly granted to Diamond are hereby reserved to Audible.

     5.2  License to Audible Firmware. Subject to the terms and conditions of
          ---------------------------
this Agreement, Audible hereby grants to Diamond a [***] license to use and reproduce the Audible Firmware for the sole purpose of performing the Diamond Development Work and the Integration and making and selling, or having others make and sell for Diamond, Rio Products so that users of the Integrated Rio Products can use the Rio Products to playback the Content therewith. No identifying marks, copyright or proprietary right notices may be deleted from any copy of the Audible Firmware or from any portion thereof. Diamond shall not make to any recipient of the Rio Products any warranty or representation regarding the Audible Firmware unless such warranties and representations have been approved in writing in advance by Audible after review thereof. All rights not expressly granted to Diamond are hereby reserved to Audible.
Notwithstanding the above, Audible hereby grants to Diamond for the Term a [***] license to use, reproduce and distribute (pursuant to an end user software license agreement) [***] contained in the security module of the Audible Firmware for the sole purpose of [***] to customers of the Integrated Rio Products.

     5.3  License to Diamond Data and Software.  Subject to the terms of this
          ------------------------------------
Agreement, Diamond hereby grants to Audible a [***] license to use, reproduce and make one or more copies of, adapt, and create derivative works based upon, and have others do any of the foregoing for Audible, the APIs, information, software, and tools to be provided to Audible by Diamond under this Agreement for purposes of developing, supporting, refreshing, enhancing, and modifying the Audible Software, the Audible Firmware, the Integrated Rio Products, the Content and any future derivations therefrom (collectively, the "Diamond Information"). Furthermore, Diamond hereby grants to Audible a [***] license to distribute the Diamond APIs and related software required to interoperate with the Rio Products and OEM Rio Products to end users, pursuant to non-exclusive sublicenses thereof, only for the purpose of using them with the Rio Products or OEM Rio Products.

     5.4  Term.  The licenses granted to Diamond under this Section 5 shall
          ----
commence on the Effective Date and expire upon expiration or earlier termination of the Term as described below. With respect to units of Integrated Rio Products sold or otherwise transferred to end users prior to the end of the Term, the licenses to the Integrated Audible Firmware and any Audible Software distributed in connection therewith to the users (including any Audible Software otherwise distributed in connection with OEM Rio Products pursuant to this Agreement) shall continue for as long as the user uses the Rio unit in compliance with the applicable terms of the licenses from Diamond and Audible. Upon termination or earlier expiration of the Term, each party shall retain a [***] license to use the Audible Software and the Integrated Audible Firmware, in the case of Diamond, and to the Diamond Information, in the case of Audible, for the sole purpose of providing any necessary maintenance and support to that party's customers using the Integrated Rio Products and OEM Rio Products.

     5.5  Sublicensing of the Audible Software and Subdistribution of Audible
          -------------------------------------------------------------------
Firmware and Audible Software.  (a)  Any permitted sublicenses granted by
-----------------------------
Diamond to end users of the


________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

Audible Software as stated in Section 5.1(a) above shall comport with and be subject to the terms and conditions generally applicable to users of the Client Software, as such terms are published on or through audible.com, or as such terms are otherwise provided by Audible, either by means of a direct license from Audible to the end user or, if the parties agree, by means of a form of end user agreement that covers the license terms for both Audible's and Diamond's products and of which both Audible and Diamond are contractual beneficiaries.

     (b) To the extent Diamond wishes to distribute the Audible Firmware and/or Audible Software to a third-party OEM, wholesaler or retailer for sale by that third-party under a private label of the third-party or as part of specially designed hardware for that party, Diamond shall have the right to effect such distribution subject to the terms of this Agreement and Audible's prior written approval which shall not be unreasonably withheld.

     5.6  Export Approvals.  Diamond shall obtain, with Audible's cooperation,
          ----------------
any licenses or approvals that may, from time-to-time, be required by the United States Department of Commerce, or by any other agency or department of the U.S. government, prior to undertaking any export or overseas distribution of any Integrated Rio Products or any Audible Software or other software and data resulting from the development work of either Audible or Diamond, and hereby agrees to indemnify and hold harmless Audible, its affiliates, shareholders, directors, and officers for any damages, costs, penalties, fines, and attorneys' fees resulting from the failure or alleged failure to obtain such licenses or approvals.

     5.7  Right to Access Content. The parties agree that, notwithstanding any
          -----------------------
other provision of this Agreement, at all times all Content will be served, controlled and delivered from an Audible server. Diamond acknowledges and agrees that no provision of this Agreement, including this Section 5.7, constitutes a sublicense of or to Content itself or the right to use Content as part of any product or service not controlled and served by Audible. All use of Content is subject to the terms of the licensing agreements between Audible and content owners.

     5.8  Proprietary Rights Notices.  In addition to the other terms of this
          --------------------------
Agreement, no identifying marks, copyright or proprietary right notices may be deleted from any copy of any materials provided by one party to the other hereunder.

     5.9  No Other rights.  No right or license is granted under this Agreement
          ---------------
for the use or other utilization of the parties' Intellectual Property, directly or indirectly, for the benefit of any person or entity other than the party who owns such property. In no event shall Diamond use, or allow the use of, the Audible Software, the Audible Firmware (including any modifications thereto), or any other materials provided by Audible to Diamond in connection with any service bureau or timesharing arrangement or for purposes not related to the Integration. Likewise, in no event shall Audible use, or allow the use of, the Diamond Information (including any modifications thereto), or any other materials provided by Diamond to Audible in connection with any service bureau or timesharing arrangement or for purposes not related to the Integration. Except as expressly provided in this Agreement, no license under any Intellectual Property rights, express or implied, are granted by one party to the other under this Agreement. Audible and


________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

Diamond shall have no obligation under this Agreement to provide any hardware, services or software that are not expressly provided for herein.

6.   PROMOTION AND MARKETING OBLIGATIONS
     -----------------------------------

     6.1  Promotion in General.  The parties agree to promote and  market
          --------------------
audible.com, the Rio Products and the Audible Software in accordance with this
Section 6 and Schedule A..

     6.2  Level of Efforts.  In achieving the marketing and promotional goals
          ----------------
stated in Schedule A, the parties shall exercise their best efforts and their marketing and promotional efforts shall be no less aggressive than the efforts they undertake with respect to other entities in similar markets that provide core applications for audio content for use in connection with mobile hardware.

     6.3  Promotional Materials.  During the Term, each party hereby grants to
          ---------------------
the other the right to create its own promotional materials to be used in its distribution and promotion of the Rio Products, audible.com and the Content, but reserves the right to reasonably approve any and all such materials prior to their use. Once approved, promotional materials may not be disapproved for further use unreasonably. All costs associated with the development, production and delivery of such promotional materials are the responsibility of the party creating the materials. In addition, each party grants to the other the right to use the logos and trademarks of the other party which are listed in Schedule B hereto in promotional materials created by that party, including business cards, for as long as this Agreement is in force, subject to prior review and approval by the trademark owner for trademark quality control purposes.

     6.4  Conduct.  During the term, in conducting all activities relating to
          -------
this Agreement, each of Diamond and Audible agrees to: (i) conduct business in a manner that reflects favorably at all times on the business of the other party;
(ii) not employ deceptive, misleading or unethical practices that are detrimental to the parties, their products, and services; (iii) not make any false or misleading representations with regard to the other party's products and services; (iv) not publish or employ any misleading or deceptive advertising material; and (v) not make any representations, warranties or guaranties to anyone with respect to the specifications, features or capabilities of the other products that are inconsistent with the literature distributed by the other party, including all warranties and disclaimers contained in such literature.

7.   AUDIBLE CONTENT
     ---------------

     7.1  Editorial Control Over Content. Audible reserves the right and
          ------------------------------
discretion to determine the information to be available as part of the Content and the inclusion or deletion of any item as part of Content. In addition, Audible reserves the right to include or delete any item or part of Content from any Audible Content Bundle as described in Schedule A in the event Audible no longer possesses the right to use such Content, in which case Audible will replace the deleted item with an item of Content of similar value and quality.


________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

8.   FEES, REVENUE SHARING AND PAYMENTS
     ----------------------------------

     8.1  Revenue Sharing By Audible  In consideration of the covenants of
          --------------------------
Diamond under Sections 3 and 4 above, and for as long as Diamond Integrates the Audible Firmware into the Rio Products and/or OEM Rio Products that incorporate the Audible technology and incorporates Audible's AudibleReady branding into its Rio Products and on-box, in-box and other marketing branding requirements described above, Audible agrees to share with Diamond a percentage of revenue generated from the sales of Content to end users of Integrated Rio Products ("Fees") as follows:

          (i) Audible agrees to pay Diamond a royalty equal to [***] percent ([***]%) of Net Content Revenue.

          (ii) "Net Content Revenue" shall mean the amount of (y) actual gross cash receipts derived from transmission of Content to each individual Audible account of an end user of an Integrated Rio Product, or to a customer that establishes an Audible account after clicking through to audible.com directly from Diamond's RioPort web site, in each case for a rolling period of 12 months following the creation of each such customer account, less (z) any third party licensor payments, cash, trade or promotional discounts, sales or use taxes, excise taxes, value-added taxes, and duties.


     8.2  Revenue Sharing by Diamond.  In consideration of the covenants of
          --------------------------
Audible under Section 3.1(a) above, Diamond agrees to pay Audible a royalty equal to [***] percent ([***] %) of Net Unit Revenue. "Net Unit Revenue" shall mean the amount of (y) actual gross cash receipts derived by Diamond from the sale of Rio Products and OEM Rio Products to customers referred to Diamond from audible.com, less (z) any cash, trade or promotional discounts, sales or use taxes, excise taxes, value-added taxes, cost of any third-party bundled items, and duties.

     8.3  Payments.  Each party shall pay the fees payable to the other under
          --------
this Section 8, in United States Dollars, on a quarterly basis, within 30 days of the end of each calendar quarter during the Term and for as long thereafter as the customer events that trigger the payment of fees hereunder take place (i.e., the sale of Content to new Integrated Rio Products customers and the
----
referrals sales from audible.com), provided that, for payments after the Term, the party entitled to the fees is not in material breach of this Agreement. Such payments shall be accompanied by documentation of the calculation of the fees for that quarter. For this purpose, this Section 8 survives expiration or early termination of this Agreement.

     8.4  Audit Provisions.  Each party agrees to keep records in accordance
          ----------------
with generally accepted accounting principles and in sufficient detail to permit a review of the accuracy of all fees and payments under this Agreement. Such records shall be kept for three years following the termination or expiration of this Agreement. Upon a party's written request for an audit, the other party shall permit independent auditors designated by the requesting party which are reasonably acceptable to the party being audited (which approval shall not be unreasonably withheld) to examine, during ordinary business hours, books, records, and materials of the party



________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

being audited, for the purpose of determining the correctness of payments made or due for the period examined. The cost of any such audit shall be borne by the party requesting the audit, and the audit shall be conducted in such a manner as not to interfere with the audited party's normal business activities. The auditor will sign a confidentiality agreement and will only disclose to the party requesting the audit any amounts overpaid or underpaid for the period examined. All requests for audits will be provided in writing and will be made at least thirty (30) days prior to any audit. Such request will not occur more than twice each year. In the event an audit identifies an underpayment to a party, the party which made the underpayment shall promptly pay an amount equal to the sum of such underpayment.

     8.5  Taxes.
          -----

          (a) Diamond.  All taxes, duties, fees and governmental charges of any
              -------
     kind (except United States or state taxes based on the net income of Audible) which are levied, assessed or otherwise imposed by or under the authority of any government or political subdivision on Diamond on any Fees payable to Diamond hereunder, or on any aspect of this Agreement, shall be borne by Diamond, and shall not be considered a part of, a deduction from, or an offset against payments due to Audible hereunder.

          (b) Audible. All taxes, duties, fees and governmental charges of any
              -------
     kind (except United States or state taxes based on the net income of Audible) which are levied, assessed or otherwise imposed by or under the authority of any government or political subdivision on Audible on any Fees payable to Audible hereunder shall be borne by Audible, and shall not be considered a part of, a deduction from, or an offset against payments due to Diamond hereunder.

9.   [***]

     9.1  [***].

     9.2  [***].

     9.3  [***].

10.  INTELLECTUAL PROPERTY RIGHTS
     ----------------------------

     10.1  Audible Property.  Notwithstanding any provision of this Agreement to
           ----------------
the contrary, subject to Diamond's ownership rights set forth in Section 10.2, Diamond hereby acknowledges and agrees that, as between Audible and Diamond, and for all purposes under the laws of all countries, including Section 117 of the United States Copyright Act and all applicable patent laws, Audible owns, will own, and at all times shall continue to own, any and all Intellectual Property in and to all proprietary materials of Audible provided to Diamond hereunder or otherwise made available to Diamond or its customers, including but not limited to, Audible Software, audible.com, Content licenses, Client Software, and Audible Firmware and all related documentation and information provided by Audible to Diamond, including without



________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

limitation any updates, upgrades, enhancements, modifications, derivative works, customizations, patches, or other functionality or materials of any description arising from any of them whether made by or for Audible or Diamond, and all pre-existing Audible algorithms, processes, security data, software, and Audible hardware (collectively, the "Audible Intellectual Property"). Diamond hereby assigns to Audible all rights, title and interest it may have or acquire in or to any Audible Intellectual Property and will execute any documents reasonably required by Audible to evince such assignment.

     10.2  Diamond Property.  Notwithstanding any other provision of this
           ----------------
Agreement, subject to Audible's ownership rights set forth in Section 10.1, above, Audible hereby acknowledges and agrees that, as between Audible and Diamond, and for all purposes under the laws of all countries, including Section 117 of the United States Copyright Act and all applicable patent laws, Diamond owns, will own, and at all times shall continue to own, any and all Intellectual Property in and to the Rio Products and all related documentation and information provided to Audible, including without limitation the Diamond Information, and all pre-existing Diamond algorithms, security data, software, and Diamond hardware (the "Diamond Intellectual Property"). Audible hereby assigns to Diamond any rights it may acquire in or to the Diamond Intellectual Property and will execute any documents reasonably required by Audible to evince such assignment.

     10.3  Notices on Copies.
           -----------------

           (a) Diamond shall place the following notice on all tangible media containing copies of any Audible Software:

           This software is the property of Audible, Inc. Possession and use of this software must conform strictly to the license agreement between Diamond and Audible, Inc., and possession does not convey any right to disclose, reproduce or permit others to use the software without the specific written authorization of Audible, Inc.

           (b) Diamond shall place the following notice on all distributed copies of the Audible Software:

                             Copyright (c) 199_ by
                                 Audible, Inc.
                              All Rights Reserved

           (c) Audible shall place the following notice on all tangible media containing copies of any Diamond APIs:

           This software is the property of Diamond Multimedia Systems, Inc. (Diamond). Possession and use of this software must conform strictly to the license agreement between Diamond and Audible, Inc., and possession


________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

           does not convey any right to disclose, reproduce or permit others to use the software without the specific written authorization of Diamond.

           (d) Audible shall place the following notice on all distributed copies of the Diamond APIs:

                             Copyright (c) 199_ by
                       Diamond Multimedia Systems, Inc.
                              All Rights Reserved

     10.4  Trademarks.  Diamond hereby acknowledges and agrees that "Audible",
           ----------
"audible.com", "AudibleReady" and all other variations of "Audible" used by Audible in connection with its products and services are trademarks belonging to Audible. Audible hereby acknowledges and agrees that "Diamond", "Rio", "RioPort" and "RioPort.com" and all other variations of "Diamond" and "Rio" used by Diamond in connection with its products and services are trademarks belonging to Diamond. The parties hereby agree that the use by it of any trademark of the other pursuant to rights granted under this Agreement shall not create any right, title or interest, in or to the other's marks and that all goodwill associated with the trademarks of the other party shall belong to that party. Each party hereby grants to the other a non-exclusive, limited license to use and reproduce the trademarks of the other listed in Schedule B for purposes of fulfilling each party's obligations under this Agreement, subject to the prior review and approval of such uses by the trademark owner, which approval shall not be unreasonably withheld or delayed.

     10.5  Proprietary Notices.  Each party agrees that it will not (and it will
           -------------------
not allow others to) alter or remove any copyright, trade secret, patent, proprietary and/or other legal notices contained on or in copies of the intellectual property and any other tangible materials provided by one party to the other. The existence of any copyright notice on software or any written works shall not be construed as an admission, or be deemed to create a presumption, that publication of such materials has occurred.

     10.6  No Other Rights.  Except as expressly provided in this Agreement, no
           ---------------
license under any patents, copyrights, trademarks, trade secrets or any other intellectual property rights, express or implied, are granted by either party under this Agreement.

11.  LIMITED WARRANTY
     ----------------

     11.1 Each party represents and warrants to the other that (i) it has all rights and authority necessary to perform under this Agreement; (ii) it has all rights, licenses and authority necessary to authorize the other party to exercise the rights granted to the other party under this Agreement; (iii) it will perform all services under this Agreement in a workmanlike manner, by qualified personnel, in accordance with high professional standards; and (iv) its services and products which are the subject matter of this Agreement are, or will be by January 1, 2000, Year 2000 compliant in that they will record, store, process, and present calendar dates falling on or after January 1, 2000, in substantially the same manner and with substantially the same


________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

functionality, as calendar dates falling on or before December 31, 1999, and without any ambiguity as to the correct date, including leap year date data., and will not provide invalid results or end processing as a result of date data falling after January 1, 2000.

     11.2 THE WARRANTY CONTAINED IN SECTION 11.1 ABOVE IS A LIMITED WARRANTY AND IS THE ONLY WARRANTY MADE BY THE PARTIES HEREUNDER. EACH PARTY MAKES NO OTHER WARRANTY, WHETHER EXPRESS OR IMPLIED, AND EXPRESSLY EXCLUDED AND DISCLAIMED ARE ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT. NEITHER PARTY PROVIDES A WARRANTY THAT OPERATION OF ANY SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE.

12.  INDEMNIFICATION
     ---------------

     12.1  General Indemnification.  (a) Each party (the "Indemnifying Party")
           -----------------------
agrees to indemnify, defend and hold harmless the other, and its respective officers, directors, employees, agents, successors and assigns (collectively, the "Indemnified Party"), from any and all losses (including reasonable costs and expenses and reasonable attorney's fees) arising from or in connection with any of the following:

           (a) Any claim arising out of or based on a breach or alleged breach of the confidentiality obligations and intellectual property provisions set forth in this Agreement, by the other party or its employees, subcontractors, agents or other persons within that party's control;

           (b) Any claim by a third party to the extent based on any personal injuries, death or damage to tangible personal or real property resulting from any act or omission of the other party, or its employees, subcontractors or agents (solely in their respective capacities as employees, subcontractors or agents); and

           (c) Any claim by a third party to the extent based on any product or service or representation by the other party, or its employees, subcontractors, or agents (solely in their respective capacities as employees, subcontractors or agents).

The Indemnifying Party's obligations are conditioned upon the Indemnified Party
(a) giving the Indemnifying Party prompt written notice of any claim, action, suit or proceeding for which the Indemnified Party is seeking indemnity; (b) granting complete control of the defense and settlement to the indemnifying party; and (c) provides at the Indemnifying Party's expense reasonable assistance in the defense or settlement thereof..


________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

     12.2  Intellectual Property Indemnification.
           -------------------------------------

           (a) Each party (the "Indemnifying Party") agrees to hold harmless, indemnify and defend the other party (the "Indemnified Party") from and against any losses, damages, costs and expenses (including reasonable attorneys' fees and costs) arising out of or relating to any claims that the Indemnifying Party's products infringes any United States, Canadian, Mexican, Japanese, and European Union countries patent, copyright, trademark, trade secret or other proprietary right of any third party. The Indemnifying Party shall not be liable in the event that (i) the Indemnified Party continues marketing, sale, distribution or use of the Indemnifying Party's products after receiving prior written notice from the Indemnifying Party that the Indemnified Party should cease such activities due to a third party claim of infringement against such products, or (ii) the claim of infringement results from the Indemnified Party's combination or use of the Indemnifying Party's products with any third party product, program or data not supplied by the Indemnifying Party.

           (b) The Indemnifying Party will pay all damages awarded by a court of competent jurisdiction or arbitral panel attributable to such claim or payable in settlement thereof, provided that the Indemnified Party (i) gives the Indemnifying Party prompt written notice of any claim, action, suit or proceeding for which the Indemnified Party is seeking indemnity,
     (ii) grants the Indemnifying Party complete control of the defense and settlement of the claim, and (iii) provides at the Indemnifying Party's expense reasonable assistance in the defense or settlement thereof. If any settlement results in any ongoing liability to, or prejudices or detrimentally impacts the Indemnified Party, and such obligation, liability, prejudice or impact can reasonably be expected to be material, then such settlement shall require the Indemnified Party's written consent, which consent shall not be unreasonably be withheld. The Indemnified Party shall be permitted to participate in such defense and settlement proceedings at its own expense.

           (c) THE PARTIES AGREE THAT THIS SECTION 10.2 STATES THE ENTIRE LIABILITY OF THE PARTIES TO EACH OTHER WITH RESPECT TO THIRD PARTY CLAIMS FOR INFRINGEMENT OR MISAPPROPRIATION.

13.  LIABILITY, DAMAGES AND DISCLAIMERS
     ----------------------------------

     13.1  Limitation of Damages.  Except in connection with payments due to
           ---------------------
third party indemnification under this Agreement and except for claims relating to the infringement or misappropriation of the intellectual property or confidential information of a party, NEITHER PARTY SHALL BE LIABLE TO THE OTHER OR TO ANY THIRD PARTY FOR ANY: (A) SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES ARISING FROM OR RELATED TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, THE OPERATION OR USE OF DEVELOPMENT WORK OR SERVICES, INCLUDING SUCH DAMAGES, WITHOUT LIMITATION, ARISING FROM LOSS OF OR DAMAGE TO DATA OR PROGRAMMING, LOSS OF REVENUE OR PROFITS, FAILURE TO REALIZE SAVINGS OR OTHER BENEFITS, DAMAGE TO EQUIPMENT, AND


________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

CLAIMS BY ANY THIRD PERSON, EVEN IF THE PARTIES HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (B) CLAIMS MADE A SUBJECT OF A LEGAL PROCEEDING MORE THAN 24 MONTHS AFTER THE DATE UPON WHICH ANY SUCH CAUSE OF ACTION FIRST AROSE.

     13.2  Disclaimer.  THE PARTIES HEREBY EXPRESSLY DISCLAIM ANY DAMAGES
           ----------
DESCRIBED IN SECTION 13.1..

14.  TERM
     ----

     14.1  Term.  The term of this Agreement shall commence on the Effective
           ----
Date and continue for an initial period of three years unless terminated earlier pursuant to Section 14.2 hereof (the "Term"). This Agreement will be automatically renewed for additional two year periods without notice unless either party notifies the other party in writing at least 90 days prior to expiration of the current term that it wishes not to renew this Agreement.

     14.2  Termination.  This Agreement shall terminate as provided below:
           -----------

           (a) Audible may, at its option, terminate this Agreement upon 30 days' advance written notice to Diamond in the event that Diamond: files for bankruptcy or suffers an involuntary bankruptcy that is not dismissed within ninety (90) days; or ceases to conduct operations in the ordinary course of business; or fails to comply with any of its material obligations under this Agreement, which failure to comply continues for thirty (30) days following Diamond's receipt of written notice from Audible stating the nature of Diamond's non-compliance, or in the event Diamond fails to Integrate the Rio II for its first commercial release and such failure is not due to Audible's material breach of this Agreement;

           (b) Diamond may, at its option, terminate this Agreement upon thirty
     (30) days' advance written notice to Audible in the event that Audible: files for bankruptcy or suffers an involuntary bankruptcy that is not dismissed within ninety (90) days; or ceases to conduct operations in the ordinary course of business; or fails to comply with any of its material obligations under this Agreement, which failure to comply continues for 30 days following Audible's receipt of written notice from Diamond stating the nature of Audible's non-compliance.

     14.3  Continuing Liability.  The notification by either party of its intent
           --------------------
to terminate this Agreement does not relieve either party of any obligations which have accrued under the terms and conditions of this Agreement, inclusive of those terms and conditions which extend beyond the date of termination.

     14.4  Effect of Termination.  Upon termination of this Agreement for any
           ---------------------
reason, the rights and obligations hereunder (except obligations for payments and the limited licenses that survive under Section 5.4) shall terminate, except that the provisions relating to proprietary rights, confidentiality, and indemnification shall remain in effect. Upon the termination or expiration of this Agreement, or upon a request by either party hereto, (i) all confidential


________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

information of one party in the possession of the other shall be returned except to the extent necessary for the receiving party to continue exercising its rights after the termination or expiration of this Agreement or to protect its legal rights hereunder; and (ii) within thirty (30) days following termination, expiration, or receipt of such request, the party under the obligation to return the confidential information shall certify in writing the completion of such steps. Termination or expiration of this Agreement shall not effect the confidential nature of any such information.

15.  CONFIDENTIALITY
     ---------------

     15.1  Obligations.
           -----------

           (a) Each of Diamond and Audible each agree to hold in strictest confidence any information and material which is related to the other's business and products, or which is designated as proprietary and/or confidential herein by either party. Each party agrees not to make use of such information and material (or cause or permit others to do so) other than for the performance of this Agreement. Both parties agree that proprietary and confidential information (whether or not marked as such) includes, without limitation, information related to research and development efforts, security data, CODEC information, software (in both source code and object code form), the terms of agreements with third parties, implementation data, cost information, supplier information, customer lists, salaries and business affairs of the parties to this Agreement or their clients. The parties' obligations of confidentiality under this Agreement shall survive termination of this Agreement.

           (b) Diamond acknowledges that the Client Software, the Audible Software, and the Audible Firmware are valuable property of Audible containing trade secrets of Audible and that, in the course of the implementation of this Agreement, Diamond will become privy to information regarding the Client Software, the Audible Software, and the Audible Firmware that Audible regards as proprietary and confidential. In this regard, Diamond agrees that neither Diamond nor its employees and agents shall communicate, disclose or in any manner convey any proprietary or confidential information regarding the Client Software, the Audible Software, or the Audible Firmware to any person, organization, company, institution or business without the prior written consent of Audible.

           (c) Audible acknowledges that the Diamond technology embodied in the Rio Products (excluding Audible Firmware and Audible Software) are valuable property of Diamond containing trade secrets of Diamond and that, in the course of the implementation of this Agreement, Audible will become privy to information regarding the Rio Products technology that Diamond regards as proprietary and confidential. In this regard, Audible agrees that neither Audible nor its employees and agents shall communicate, disclose or in any manner convey any proprietary or confidential information regarding the Rio Products technology to any person, organization, company, institution or business without the prior written consent of Diamond.



________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

     15.2  Exclusions.  The parties' obligations under this Section 15 shall not
           ----------
apply to (a) information that is or becomes a matter of public knowledge through no fault of or action by the party receiving it, (b) information that prior to disclosure was rightfully in the possession of the party receiving it as a result of disclosure by a third party under no obligation or restriction of confidentiality, (c) information that, subsequent to disclosure, is rightfully obtained by the receiving party from a third party under no obligation or restriction of confidentiality, and (d) information that is independently developed by the receiving party without resort to information of the other party that is confidential under this Agreement. The parties acknowledge that the disclosure of confidential information of the other would cause substantial harm to that party that could not be remedied by the payment of damages alone. Accordingly, the parties agree that such party will be entitled to preliminary and permanent injunctive relief and other equitable relief for any breach of this Section 15.

     15.3  Intellectual Property.  Notwithstanding the above, the parties
           ---------------------
agree that whether or not intellectual property of the parties (including copyrighted works) is disclosed in confidence, the intellectual property rights of the parties shall remain in effect in accordance with the laws applicable to the intellectual property in question. Nothing in this Section is intended to affect the understandings of the parties elsewhere in this Agreement with respect to ownership and use of intellectual property.

16.  GENERAL PROVISIONS
     ------------------

     16.1  Entire Agreement.  This Agreement and its schedules constitute the
           ----------------
entire agreement of the parties on the subject matter of this Agreement and supersedes all prior agreements and understandings which may exist between the parties, with respect to the subject matter hereof. All amendments to this Agreement must be in writing and signed by both parties.

     16.2  Successors and Assigns. Except as otherwise expressly provided
           ----------------------
herein, this Agreement may not be assigned by Diamond voluntarily or by operation of law, to any other person, entities, firm, or corporation, in whole or in part, without the express written approval of Audible. Any attempt to do so shall be void. This Agreement shall apply to, inure to the benefit of, and be binding upon, the parties' permitted successors and assigns.

     16.3  Internal Dispute Resolution.  In the event of any problem, claim, or
           ---------------------------
dispute arising from, out of, or based upon this Agreement, or the business relationship between the parties, the aggrieved party shall promptly notify the other party of the existence of the problem, claim, or dispute, and such other party shall promptly undertake all reasonable efforts to resolve the matter, including but not limited to, submitting such problem, claim or dispute for resolution to a Manager of each party. The Managers shall make a good faith effort to resolve the dispute as quickly as possible. In the event that the Managers cannot resolve such dispute within 20 days the matter may at the option of either party, be submitted for resolution to each party's chief executive with overall responsibility for the subject matter in dispute for a period of 20 days.

     16.4  Governing Law and Arbitration.  (a)  This Agreement shall be governed
           -----------------------------
by and construed in accordance with the law of the State of New Jersey applicable to contracts between



________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

residents of the State of New Jersey, and entered into and performed entirely in the State of New Jersey, without giving effect to principles of conflict of laws. Any action instituted by either party arising out of this Agreement for interim relief shall only be brought, tried and resolved in the State of New Jersey or the State of California, at the option of the party bringing the claim.

     (b) Any controversy or claim arising out of or relating to this Agreement for the breach hereof which cannot be settled by the parties pursuant to Section 16.3, shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association as set forth herein. Each party may select one (1) arbitrator. Selection shall be completed within 20 days of the receipt of a demand for arbitration. If either party fails to select an arbitrator within such twenty day period, the one (1) selected shall act as sole arbitrator. If two (2) arbitrators have been selected, the two (2) arbitrators selected shall select a third within fifteen (15) days after their selection. If they fail to do so, the third arbitrator shall be selected by the American Arbitration Association. The arbitrators shall set a date of hearing no later than sixty (60) days from the date all arbitrators have been selected and shall enter a decision within thirty (30) days of the end of the proceeding. The arbitration shall take place at a location to be agreed upon by the parties. If the parties are unable to agree, the arbitrators shall select a location in either New jersey, New York City, or California for the arbitration. In any such arbitration proceeding the arbitrators shall adopt and apply the provisions of the Federal Rules of Civil Procedure relating to discovery so that each party shall allow and may obtain discovery of any matter not privileged which is relevant to the subject matter involved in the arbitration to the same extent as if such arbitration were a civil action pending in a United States District Court; provided, however, that each party shall be entitled to no more than four
       -----------------
(4) depositions upon oral examination. The award of any arbitration shall be final, conclusive and binding on the parties hereto. The arbitrators may award any legal or equitable remedy. The arbitration award shall include an award of attorneys' fees, in the amount of such fees, to the prevailing party. Judgment upon any arbitration award may be entered and enforced in any court of competent jurisdiction. Either party to an arbitration hereunder may bring an action for injunctive relief against the other party if such action is necessary to preserve jurisdiction of the arbitrators or to maintain status quo pending the arbitrators decision.

     16.5  Severability.  If any provision of this Agreement or the application
           ------------
thereof to any person or circumstances shall, for any reason and to any extent, be void or unenforceable, the application of the remainder of this Agreement to such person or circumstances and the application of such provision to other persons or circumstances shall be interpreted so as best to reasonably reflect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

     16.6 Relationship.  The parties agree that their relationship hereunder is
          ------------
that of independent contractors. Nothing in this Agreement or in the activities contemplated by the parties pursuant to this Agreement shall be deemed to create an agency, partnership, employment or joint venture relationship between the parties. Each party shall be deemed to be acting solely



________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

on its own behalf and, except as expressly stated, has no authority to pledge the credit of, or incur obligations or perform any acts or make any statements on behalf of, the other party. Neither arty shall represent to any person or permit any person to act upon the belief that it has any such authority from the other party. Neither party's officers or employees, agents or contractors shall be deemed officers, employees, agents or contractors of the other party for any purpose.

     16.7  Agreement Announcement.  The parties agree that upon execution of
           ----------------------
this Agreement, both parties may announce and/or confirm the existence of this Agreement to the business, trade and general press, or to any other person or entity provided that the parties agree on the content, and date of the announcement, and venue and vehicle for the announcement.

     16.8   No Waiver.  No waiver of any breach of the Agreement shall be deemed
            ---------
to be a waiver of any subsequent breach.

     16.9   Force Majeure.  Neither party will be liable for any failure or
            -------------
delay in its performance under this Agreement due to causes, including, but not limited to, and act of God, an act of civil or military authority, fire, epidemic, flood, earthquake, riot, war, sabotage, labor shortage or dispute, failure of suppliers to perform or failures in supply chains, and governmental action, which are beyond its reasonable control; provided that the delayed party: (a) gives the other party written notice of such cause promptly, and in any event within 15 days of discovery thereof; and (b) uses its reasonable efforts to correct such failure or delay in its performance.

     16.10  Attorneys' Fees.  A prevailing party in an action to enforce this
            ---------------
Agreement shall have the right to collect from the other its reasonable expenses incurred in enforcing this Agreement including attorneys' fees.

     16.11  Construction of Agreement.   This Agreement has been negotiated by
            -------------------------
the parties hereto, shall be deemed to have been drafted by both parties, and the language hereof shall be construed neutrally and not for or against any party. Where appropriate the singular shall include the plural. In the event of a conflict between the provisions of the Agreement and the provisions of any exhibit, the provisions of the exhibits shall control to the extent of the conflict but otherwise the two shall be read together as much as possible

     16.12  Notices.  All notices, requests or other communication required or
            -------
permitted hereunder shall be given or made in writing and shall be (i) delivered personally (including commercial carrier), (ii) sent by overnight mail service, postage prepaid, or (iii) sent by telecopier or email with confirmation of receipt and a copy by regular mail, addressed to the person stated below, at the address noted at the beginning of this Agreement, or at such other address as may from time to time be designated by such party to the other in writing.

     If to Audible:

            Audible, Inc.
            65 Willowbrook Boulevard
            Wayne, New Jersey 0747
            Attention: Travis Millman



________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

     With a copy to:


            Audible, Inc.
            65 Willowbrook Boulevard
            Wayne, New Jersey 0747
            Attention: Brian Fielding

     and to:

            PIPER & MARBURY L.L.P.
            1200 19th Street, N.W.
            Washington, D.C.  20036
            Attention: Edwin M. Martin, Jr., Esq.

     If to Diamond:


            Diamond Multimedia Systems, Inc
            2880 Junction Avenue
            San Jose, California 9513
            Attention: David Watkins

     With a copy to:

            Diamond Multimedia Systems, Inc
            2880 Junction Avenue
            San Jose, California 9513
            Attention: General Counsel

     Any notice, request or other communication shall be deemed to have been given and to be effective upon receipt or refusal by the addressee. Any party may change its address for notices hereunder, effective upon giving of notice of such change hereunder to the other party.

     16.13  Other Remedies.  Unless expressly stated to the contrary, subject to
            --------------
the appropriate limitations of liability herein contained, any and all remedies herein expressly conferred upon a party shall be deemed cumulative and not exclusive of any other remedy conferred hereby or by law, and the exercise of any one remedy shall not preclude the exercise of any other.

     16.14  Counterparts.  This Agreement may be executed in two or more
            -------------
counterparts, each of which will be deemed an original and all of which together will constitute one instrument.



________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

     16.15  Headings.  The titles and headings of the various sections and
            --------
paragraphs in this Agreement are intended solely for convenience of reference and are not intended for any other purpose whatsoever or to explain, modify, or place any construction on any of the provisions of this Agreement.

     16.16  No Waiver.  A failure of either party to exercise any right provided
            ---------
for herein shall not be deemed to be a waiver of any right hereunder.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by the undersigned, with authority to do so and intending to be legally bound, as of the Effective Date.


WITNESS:                                      AUDIBLE, INC.

                                              /s/ Andrew J. Huffman
------------------------------                -------------------------------
Name                                          Name: Andrew J. Huffman
                                                    -------------------------
                                              Title: President & CEO
                                                     ------------------------
                                              Date:     05-07-99
                                                    -------------------------
WITNESS:                                      DIAMOND MULTIMEDIA, INC.

                                              /s/ David Watkins
------------------------------                -------------------------------
Name                                          Name: David Watkins
                                                    -------------------------
                                              Title: President RIOPORT
                                                    -------------------------
                                              Date:     04-22-99
                                                    -------------------------

________________
*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.